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EXHIBIT 99.1

                               Palermo Foods, LLC
                         The Italian Foods Specialists

August 13, 2008

Via Email and Federal Express
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Nascent Wine Company, Inc.
2335-B Paseo De Las Americas
San Diego, California 95154
Attn: Sandro Piancone, Chairman



Re: Resignation from the Board of Directors


Dear Sandro,

This letter hereby serves as a notice of resignation from the Board of Directors for the undersigned effective immediately.



Sincerely,

/s/ Victor W. Petrone, Jr.
Victor W. Petrone Jr.